SHORT-TERM AND LONG-TERM DEBT - SHORT-TERM DEBT (DETAILS) (USD $) In Millions, unless otherwise specified	Jun. 30, 2011		Jun. 30, 2010
DEBT DUE WITHIN ONE YEAR
Current portion of long-term debt	$ 2,994		$ 564
Commercial paper	6,950		7,838
Other	37		70
TOTAL	$ 9,981		$ 8,472
Short-term weighted average interest rates	0.90%	[1]	0.40%	[1]

[1]	Weighted average short-term interest rates include the effects of interest rate swaps discussed in Note 5.